                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
          the Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2)
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               SOURCE MEDIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 1997


To the Stockholders of Source Media, Inc.:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Source Media, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 21, 1997, beginning at 9:00 a.m., Dallas time, at the Marriott Courtyard Northpark Hotel, 10325 North Central Expressway, Dallas, Texas, for the following purposes:

     1. To elect eight directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

     2. To consider and vote upon a proposal to amend the Company's 1995 Nonqualified Stock Option Plan for Non-Employee Directors;

     3. To consider and vote upon a proposal to amend the Company's 1995 Performance Equity Plan;

     4. To consider and vote upon a proposal to approve the Company's Employee Stock Purchase Plan.

     5. To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the 1997 fiscal year; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Company has fixed April 16, 1997 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The list of stockholders entitled to vote will be available for inspection by any stockholder at the offices of the Company, 8140 Walnut Hill Lane, Suite 1000, Dallas, Texas, during ordinary business hours for ten days prior to the meeting.

     You are cordially invited to attend this meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the meeting, you may vote in person if you wish, whether or not you have returned your proxy. In any event, a proxy may be revoked at any time before it is exercised.


                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   Maryann Walsh, Secretary


Dallas, Texas
April 30, 1997

                               SOURCE MEDIA, INC.
                              8140 WALNUT HILL LANE
                                   SUITE 1000
                              DALLAS, TEXAS  75231

                                 PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 21, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished to stockholders of Source Media, Inc., a Delaware corporation, in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 21, 1997, or any adjournments thereof (the "Annual Meeting"), and is being mailed with proxies to such stockholders on or about April 30, 1997. Unless the context otherwise requires:
(a) all references to the "Company" include Source Media, Inc. and its wholly-owned subsidiaries and (b) all references to the Company prior to June 23, 1995 relate to IT Network, Inc., a Texas corporation ("IT").

     Shares represented by proxies in the form enclosed, properly executed by stockholders and returned to the Company, and that are not revoked, will be voted at the Annual Meeting in accordance with the directions given. If no directions are given, the shares will be voted for the election of the nominees for directors and other proposals set forth herein. A proxy may be revoked at any time before it is voted by written notice thereof to the Secretary of the Company or by execution of a subsequently dated proxy.

     As of the date hereof, the Board of Directors knows of no other business that will be presented for action by the stockholders at the Annual Meeting. However, if other proper matters are brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holders.

     Should any nominee named herein for the office of director become unwilling or unable to accept nomination or election, the proxy holders will vote for the election in his place of such other person, if any, as the Board may recommend; however, the Board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Each nominee has expressed his intention, if elected, to serve the entire term for which his election is sought.

     The 1996 Annual Report to Stockholders of the Company covering the fiscal year ended December 31, 1996 is being mailed herewith to stockholders. It does not, however, form any part of the material for the solicitation of proxies.

                                VOTING SECURITIES

     The record date for stockholders entitled to notice of, and to vote at, the
Annual Meeting was the close of business on April 16, 1997.   At the close of
business on that date, the Company had issued, outstanding and entitled to vote at the Annual Meeting 11,335,418 shares of Common Stock, $.001 par value (the "Common Stock").

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum at the Annual Meeting. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share of Common Stock in the stockholder's name on the record date. Stockholders have no cumulative voting rights.

                        VOTING PROCEDURES AND TABULATION

     The Company will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report thereof. Prior to the Annual Meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

     With regard to the election of directors, votes may be cast in favor of, or withheld from, each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on the other proposals to be acted upon and will be counted as present for purposes of determining the existence of a quorum regarding such items of business. Abstentions on such proposals will have the effect of a negative vote because such proposals require the affirmative vote of a majority of shares of Common Stock present in person or represented by proxy and entitled to vote. Under applicable Delaware law, a broker non-vote (or other limited proxy) will have no effect on the outcome of the election of directors or the other proposals to be acted upon.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following tabulation sets forth information with respect to each person as of April 16, 1997 who was known to the Company to be the beneficial owner of more than 5% of the Common Stock. Except as noted, each person listed below is believed to have sole voting power and sole investment power with respect to such shares:
                                                          SHARES        PERCENT
     NAME AND ADDRESS OF BENEFICIAL OWNER          BENEFICIALLY OWNED   OF CLASS
     ------------------------------------          ------------------   --------
     Timothy P. Peters(1). . . . . . . . . . . . .      1,257,596         11.09
       8140 Walnut Hill Lane
       Suite 1000
       Dallas, TX 75231
     21st Century Communications Partners,
       L.P.(2) . . . . . . . . . . . . . . . . . .        929,290          7.76
       767 Fifth Avenue
       New York, NY  10019
     Freedom Communications, Inc.(3) . . . . . . .        638,094          5.63
       17666 Fitch
       Irvine, CA  92714

-------------------
(1) Includes 3,834 shares of Common Stock issuable upon exercise of options exercisable within 60 days and 608,635 shares of Common Stock owned by certain other stockholders. Mr. Peters has the right to vote the 608,635 shares on all matters presented to the stockholders of the Company, other than matters with respect to which the stockholders of the Company have dissenters' rights, pursuant to a proxy granted to him under the Stock Purchase and Rights Agreement dated September 1, 1994 among Mr. Peters and certain other persons, including 21st Century Communications Partners, L.P., as purchasers, and several stockholders as sellers (the "Stock Purchase and Rights Agreement"). Mr. Peters has the right to purchase 96,776 of the shares of Common Stock that he has the right to vote.

(2) Includes 635,949 shares of Common Stock issuable upon exercise of exercisable warrants. See "Security Ownership of Management" for certain information regarding Michael J. Marocco, a director of the Company and limited partner of 21st Century Communications Partners, L.P.

(3) See "Security Ownership of Management" for certain information regarding David L. Kuykendall, a director of the Company and Senior Vice President and the Chief Financial Officer of Freedom Communications, Inc. ("Freedom").

SECURITY OWNERSHIP OF MANAGEMENT

     The following tabulation sets forth information with respect to the beneficial ownership of Common Stock as of April 16, 1997 by each director of the Company, each nominee for director of the Company, each executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement and all executive officers and current directors of the Company as a group.


NAME                                 SHARES BENEFICIALLY OWNED  PERCENT OF CLASS
----                                 -------------------------  ----------------
DIRECTORS AND NOMINEES FOR DIRECTOR
Timothy P. Peters(1)(N). . . . . . . . .      1,257,596               11.09
John J. Reed(2)(N) . . . . . . . . . . .        224,045                1.98
William S. Bedford(3). . . . . . . . . .        470,814                4.15
David L. Kuykendall(4)(A). . . . . . . .        644,094                5.68
Alan M. Flaherty(5)(C) . . . . . . . . .          6,784                 *
James L. Greenwald(6)(N) . . . . . . . .          3,000                 *
Michael J. Marocco(7)(N) . . . . . . . .      1,395,366               11.36
Robert H. Alter. . . . . . . . . . . . .           --                   --
Robert J. Cresci(8). . . . . . . . . . .      1,250,000                9.93
EXECUTIVE OFFICERS
  (EXCLUDING ANY DIRECTORS NAMED ABOVE)
Michael G. Pate(9) . . . . . . . . . . .         61,645                 *
Maryann Walsh(10). . . . . . . . . . . .        151,845                1.34
All current directors and executive
  officers as a group (9 persons). . . .      4,187,575               33.92

-------------------
(A)  Member of the Audit Committee.
(C)  Member of the Compensation Committee.
(N)  Member of the Nominating Committee.
 *   Less than one percent

(1) Includes 3,834 shares of Common Stock issuable upon exercise of options exercisable within 60 days and 608,635 shares of Common Stock owned by certain stockholders. Mr. Peters has the right to vote the 608,635 shares on all matters presented to the stockholders of the Company, other than matters with respect to which the stockholders of the Company have dissenters' rights, pursuant to a proxy granted to him under the Stock Purchase and Rights Agreement. Mr. Peters has the right to purchase 96,776 of the shares of Common Stock that he has the right to vote.

(2) Includes 3,377 shares of Common Stock issuable upon exercise of options exercisable within 60 days and 24,687 shares of Common Stock that may be purchased pursuant to the Stock Purchase and Rights Agreement.

(3) Includes 3,377 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(4) Includes (i) 638,094 shares of Common Stock beneficially owned by Freedom, as to which Mr. Kuykendall, a Senior Vice President and the Chief Financial Officer of Freedom, disclaims beneficial ownership and (ii) 6,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(5) Includes 6,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(6) Includes 3,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(7) Includes (i) 9,675 shares of Common Stock issuable upon exercise of exercisable warrants and (ii) 3,000 shares of Common Stock issuable upon exercise of options exercisable within 60 days. Mr. Marocco is a limited partner of 21st Century Communications Partners, L.P., 21st Century Communications T-E Partners, L.P. and 21st Century Communications Foreign Partners, L.P. Accordingly, also includes (iii) 293,341 shares of Common Stock, (iv) 635,949 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications Partners, L.P., (v) 99,772 shares of Common Stock, (vi) 216,374 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications T-E Partners, L.P., (vii) 39,527 shares of Common Stock, and (viii) 85,615 shares of Common Stock issuable upon exercise of exercisable warrants held by 21st Century Communications Foreign Partners, L.P.

(8) Includes 1,250,000 shares of Common Stock issuable upon the exercise of exercisable warrants held by four funds of which Peck's Management Partners Ltd. ("Pecks") serves as manager. Mr. Cresci is a Managing Director of Pecks, but disclaims beneficial ownership in all such shares.

(9) Includes 32,943 shares of Common Stock issuable upon exercise of options exercisable within 60 days.

(10) Includes 2,927 shares of Common Stock that may be purchased pursuant to the Stock Purchase and Rights Agreement.

                         ITEM 1.  ELECTION OF DIRECTORS

     The business and affairs of the Company are managed by its Board of Directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws of the Company provide that the number of directors may be fixed from time to time by the Board of Directors. The Board of Directors has determined that the number of directors constituting the Board shall be fixed at eight. Accordingly, at the Annual Meeting eight directors will be elected.

     Directors are elected by plurality vote, and cumulative voting is not permitted. All duly submitted and unrevoked proxies will be voted for the nominees for director selected by the Board of Directors, except where authorization so to vote is withheld. The Board recommends that stockholders vote FOR the election of such nominees. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named herein. Directors are elected to serve until the next Annual Meeting of stockholders and until their successors have been elected and qualified.

     The nominees of the Board for directors of the Company are named below. Each of the nominees has consented to serve as a director if elected. The table below sets forth certain information with respect to the nominees. Except for Mr. Alter and Mr. Cresci, all the nominees are presently directors of the Company and have served continuously as directors since the date of their first election to the Board.

     The Board of Directors' nominees for the office of director are as follows:

     TIMOTHY P. PETERS, age 39, has served as a director of the Company since its inception in 1988, as President from inception through May 1996, and was elected Chief Executive Officer in December 1992 and Chairman of the Board in August 1994. In 1986, Mr. Peters founded Information Express, Co., an operator-assisted Yellow Pages company that served the Denver area, where he acted as a Vice President from 1986 to 1988. From 1979 to 1986 Mr. Peters served as Regional Manager for Penn Central Telecommunications Company.

     JOHN J. REED, age 39, has served as a director of the Company since its inception in 1988, as Executive Vice President of Strategic Development of the Company from December 1992 until May 1996 and was elected President in May 1996. From 1990 to December 1992, Mr. Reed served in various positions with the Company, including Executive Vice President of Sales and Marketing. Mr. Reed was Chairman of the Board of Interactive Channel Technologies Inc., an Ontario, Canada corporation and wholly-owned subsidiary of the Company ("ICT"), from November 1991 to October 1993. From 1986 to 1989, Mr. Reed was President of Reed & Associates, a Dallas-based real estate brokerage and professional service firm, of which he was the sole shareholder. Mr. Reed has conducted business through this firm from time to time since 1989.

     WILLIAM S. BEDFORD, age 40, has served as a director of the Company since its inception in 1988 and as Chief Operating Officer since December 1992. From 1988 to 1992, Mr. Bedford served in various positions with the Company, including Executive Vice President, Vice President of Sales and Secretary. From October 1993 until January 1997, Mr. Bedford served as Chairman of the Board of ICT.

     DAVID L. KUYKENDALL, age 43, has served as a director of the Company since 1993. He has served as Senior Vice President and Chief Financial Officer of Freedom Communications, Inc. ("Freedom") since 1993 and served as its Vice President and Chief Financial Officer from 1990 to 1993 and as its Controller from 1989 to 1990. From 1986 to 1988, Mr. Kuykendall was a Senior Manager with Deloitte & Touche LLP.

     MICHAEL J. MAROCCO, age 38, has served as a director of the Company since May 1996. Mr. Marocco is a Managing Director of Sandler Capital Management ("Sandler") and has been associated with Sandler since April 1989. Prior to that, Mr. Marocco was a vice president at Morgan Stanley & Co., Incorporated where he was involved in raising capital and merger and acquisition transactions. Mr. Marocco serves as a director of YES! Entertainment Corp. and Paxson Communications Corp.

     JAMES L. GREENWALD, age 70, has served as a director of the Company since May 1996. Mr. Greenwald has served as chairman emeritus of Katz Media Corporation ("Katz"), a communications representative firm, since August 1995. Mr. Greenwald joined Katz in 1956 and has held various positions, including President of the radio division from 1965 through 1970, Executive Vice President from 1970 through 1975, President from 1975 through 1982 and Chairman of the Board of Directors and Chief Executive Officer from 1975 through 1994. Mr. Greenwald is a director of Granite Broadcasting Company and the Young Adult Institute, an honorary trustee of the Foundation of American Women in Radio and Television and past president of the International Radio and Television Foundation and the Station Representatives Association.

     ROBERT H. ALTER, age 68, is a nominee for director of the Company. Mr. Alter has served as the President of Alter Associates, Inc., a domestic and international television consulting firm, since its founding 1992. Mr. Alter is currently vice-chairman and director of Cabletelevision Advertising Bureau, with which he held the position of founding president and chief executive officer from 1981 to 1991. From November 1991 through December 1992, he was a senior advisor to the Board of Star TV in Hong Kong. From 1958 through 1981, he was employed with the Radio Advertising Bureau, where his last position was that of Executive Vice President. Mr. Alter is a director of International Post, Ltd., AdCom, Inc., The Taft Institute of Government, The International Council of the National Academy of Television Arts and Science and The Young Adult Institute and Mentor.

     ROBERT J. CRESCI, age 53, is a Managing Director of Pecks, an investment management firm he co-founded in September 1990 that specializes in the management of convertible securities, both public and private, for pension funds. Prior to such time, Mr. Cresci was a manager of the convertible securities group at Alliance Capital Management, L.P. for a period of approximately five years; and, prior to joining Alliance, Mr. Cresci was a Senior Vice President in the investment banking division of Lehman Brothers. Mr. Cresci is a director of Bridgeport Machines, Inc., EMI, Inc., Film Roman, Garnet Resources Corporation, GeoWaste Incorporated, Hitox Corporation, Meris Laboratories, Arcadia Financial Ltd., Sepracor Inc., Vestro Natural Foods, Inc., Serv-Tech, Inc. and EIS International, Inc.


             ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held eight meetings during 1996. Each director attended 75% or more of the Board meetings and the meetings of the Committees on which they serve. The Audit Committee of the Company recommends independent auditors to the Board and reviews the scope and results of audits conducted and the Company's internal control procedures. The Audit Committee held two meetings during 1996. The Nominating Committee of the Company, created in 1996, recommends nominees for Board of Directors positions to the Board. The Nominating Committee did not meet during 1996. See "Item 1. Executive Compensation - Report of Compensation Committee on Executive Compensation" for a discussion regarding the membership, scope of authority and report of the Company's Compensation Committee.

DIRECTOR COMPENSATION

     Directors of the Company who are not full-time employees are paid a retainer of $2,500 per fiscal quarter and $1,000 for each meeting of the Board of Directors and of any Committee thereof that they attend (so long as the Committee meeting is not on the same day as a Board of Directors meeting), or $500 for each telephonic meeting in which they participate and are reimbursed for travel and related expenses incurred in connection with attendance at Board and Committee meetings. See "Executive Compensation - Compensation Committee Interlocks and Insider Participation." Pursuant to the 1995 Nonqualified Stock Option Plan for Non-Employee Directors, during 1996, each non-employee director of the Company was granted an option to purchase 3,000 shares of Common Stock, with an exercise price of $10.43, the fair market value of a share of Common Stock on the date of grant.

     In certain instances, directors of the Company who are not full-time employees may be engaged by the Board of Directors to participate in projects for the benefit of the Company. In such instances, the Board of Directors has authorized payment to those directors at a rate of $125 per hour, up to a maximum of $1,000 per day, in addition to reimbursement of expenses incurred in the performance of services.

                             EXECUTIVE COMPENSATION

     The Compensation Committee Report appearing below and the information presented herein under the caption "Executive Compensation -- Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission (the "SEC") or subject to the SEC's proxy rules, except for the required disclosure herein, or to the liabilities of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or under the Securities Act of 1933.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors (the "Compensation Committee") for fiscal year 1996 were John F. Baring and Alan M. Flaherty. Prior to the Merger (as defined below), Mr. Baring was also an executive officer of HB Communications Acquisition Corp. ("HBAC"). However, he resigned from his position as officer effective the date of the Merger. Effective April 28, 1997, Mr. Baring resigned from the Company's Board of Directors. Mr. Baring is a principal of Hackman, Baring & Co., Incorporated, which has provided financial and investor relations consulting services to the Company.

     On July 13, 1995, the Company entered into an agreement with Hackman, Baring & Co., Incorporated, a stockholder of the Company owned equally by Rhodric C. Hackman and Mr. Baring, whereby Hackman, Baring & Co., Incorporated was engaged to act as advisor to the Company in connection with investor relations. In connection with this agreement, the Company agreed to pay to Hackman, Baring & Co., Incorporated a monthly retainer of $2,500. This obligation to pay a monthly retainer of $2,500, will remain in effect until terminated by either party.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

To the Stockholders of
Source Media, Inc.:

     The Compensation Committee establishes the level of compensation of the executive officers of the Company, administers the Annual Management Incentive Plan and administers the Company's stock option plans. The Compensation Committee held 11 meetings during 1996 and took action by unanimous consent on seven occasions during the year.

GENERAL

     The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate competitive levels of annual base compensation with bonuses based upon corporate performance and individual goals and initiatives. This annual cash compensation, together with the payment of equity-based incentive compensation, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and managers participate in the Company's incentive compensation plans.

     In establishing executive compensation, the Compensation Committee neither bases its decisions entirely on quantitative relative weights of various factors, nor does it follow a mathematical formula. Rather, the Compensation Committee exercises discretion and makes judgments after considering all factors that it considers relevant, including industry compensation information, individual performance, level of responsibility, and the achievement of certain objective targets relating to the Company's operating and financial performance. In making its decisions about 1997 compensation, the Compensation Committee also considered a comparative study prepared for the Company by Coopers & Lybrand LLP in 1996. Coopers & Lybrand provided data extrapolated from its survey of executive compensation at approximately 27 telecommunications and 11 cable companies. Companies chosen for comparison purposes in the compensation survey did not include all the companies in the peer group indices in the performance graphs included in this Proxy Statement. The Compensation Committee believes that the pool of executive talent for the Company comes from a broader group of companies than those comprising the peer groups established for comparing stockholder returns. The Coopers & Lybrand data indicated that total compensation of all the executive officers, including the chief executive officer, was below the range for executives holding similar positions at other companies in the study.

CASH COMPENSATION

     BASE SALARY. The base salaries of executive officers of the Company are reviewed periodically by the Compensation Committee. Salaries are based generally on consideration of factors such as the Company's performance and financial condition, competitive conditions, general economic conditions and cost of living increases. The Compensation Committee's evaluation of these factors is subjective, with no particular weight being assigned to any one factor. Base salaries for each of the executive officers, including the chief executive officer, were not adjusted during 1994 or 1995. In March 1996, the Compensation Committee adjusted base salaries for each of the executive officers
on an individual basis.   Effective April 1, 1996, Mr. Peters' base salary was
increased to $225,000 per year, and the salaries of the Company's other executive officers were increased by an average of 60%. These compensation adjustments were made to align the cash compensation of the Company's executive officers more closely with executive officers in other companies in the Coopers & Lybrand study. No adjustment in base salary has been made for any of the executive officers in 1997.

     BONUSES. The Compensation Committee believes that linking a substantial portion of executive officer cash compensation to Company operating and financial performance provides a meaningful incentive to such officers to enhance Company performance. Accordingly, an integral part of executive officer cash compensation is the use of cash bonuses under the Company's Annual Management Incentive Plan. The majority of the bonus payments depends on achievement of corporate and individual goals, which are established both annually and quarterly to reflect those elements of Company performance that the Compensation Committee deems of special significance in a particular period, and the competitive environment in which the Company operates. The remaining portion of the bonus may be paid at the discretion of the Compensation Committee. Effective April 1, 1996, the maximum bonus that Mr. Peters is eligible to receive was set at 50% of his base salary, and the maximum bonus that the Company's other executive officers are eligible to receive was set at 45% or less of their respective base salaries.

STOCK OPTIONS

     The executive officers are also granted stock options under the Company's stock option plans. The timing of such grants is determined by the Compensation Committee based upon market conditions affecting the price of the Company's Common Stock and other factors. The size of the overall option pool to be awarded in any year is determined by the Compensation Committee based on such factors as Company performance and the dilutive impact of such grants. Grants to individual executive officers are based on the Compensation Committee's evaluation of their performance and their contribution to the long-term performance of the Company. The Compensation Committee's evaluation of these factors is subjective with no particular weight being assigned to any one factor. During 1996, stock options for 75,000 shares of Common Stock were granted to Mr. Peters, and stock options for an aggregate of 305,000 shares of Common Stock were granted to other executive officers. The Compensation Committee anticipates that it will grant stock options to its executive officers at some point during 1997 but did not do so at its most recent meeting.

                                        COMPENSATION COMMITTEE

                                        John F. Baring (Chairman)
                                        Alan M. Flaherty

COMPARISON OF STOCK PRICE PERFORMANCE

     On June 23, 1995, IT merged (the "Merger") into a wholly-owned subsidiary of HBAC. HBAC was formed as a Delaware corporation in January 1993 for the purpose of acquiring a company in the communications industry. In connection with the Merger, HBAC changed its name to Source Media, Inc. Because HBAC was engaged in an activity substantially different than the activities of Source Media Inc., two stock price performance comparisons follow. In addition, in December 1995, in connection with its public offering of Common Stock, the Common Stock was included in the Nasdaq Stock Market's National Market.

POST-MERGER PERFORMANCE GRAPH

     The following graph and table compare cumulative total return of the Company's Common Stock (listed in the graph and table under the symbol "SRCM") with the cumulative total return of (i) the Total Return Index for The Nasdaq Stock Market ("Nasdaq Index") and (ii) the Total Return Index for The Nasdaq Telecommunication Stocks ("Telecom Index"). The graph and table assume $100 was invested on June 23, 1995 (the date of the Merger) in each of the Company's Common Stock, the Nasdaq Index and the Telecom Index, and the reinvestment of dividends. The stockholder return shown is not necessarily indicative of future stock performance.


                                     [GRAPH]


               6/23/95   6/30/95   9/30/95   12/31/95  3/31/96   6/30/96   9/30/96   12/31/96
---------------------------------------------------------------------------------------------
SRCM            $10.50    $10.50    $11.25      $9.13    $8.63     $9.38    $10.69      $6.88
---------------------------------------------------------------------------------------------
Telecom Index   475.41    495.60    558.49     567.17   596.55    615.28    578.78     579.78
---------------------------------------------------------------------------------------------
Nasdaq Index    306.55    304.83    341.55     345.72   361.86    391.40    405.34     425.26
---------------------------------------------------------------------------------------------

PRE-MERGER PERFORMANCE GRAPH

     The following graph and table compare cumulative total return of HBAC's common stock (listed in the graph and table under the symbol "HBAC") with the cumulative total return of (i) the Standard & Poor's Midcap 400 Index ("S&P Index") and (ii) an industry peer group index consisting of four publicly held Special Purpose Acquisition Corporation's (SPAC-sm-) ("SPAC Index"). The graph and table assume $100 was invested on June 30, 1993 (the day HBAC's common stock was first traded on the OTC Bulletin Board) in each of HBAC common stock, the S&P Index and the SPAC Index, and the reinvestment of dividends, through June 23, 1995, the date of the Merger.


                                     [GRAPH]


               6/30/93   9/30/93   12/31/93  3/31/94   6/30/94   9/30/94   12/31/94  3/31/95   6/23/95
------------------------------------------------------------------------------------------------------
HBAC             $9.50     $9.50      $9.50    $9.25     $9.13     $9.75      $9.50   $10.50    $10.50
------------------------------------------------------------------------------------------------------
SPAC Index        5.00      4.81       4.84     5.09      4.78      5.09       4.91     4.92      4.90
------------------------------------------------------------------------------------------------------
S&P Index       168.01    175.60     179.37   171.72    164.61    174.85     169.44   182.37    199.50
------------------------------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the annual compensation paid or accrued, together with the number of shares covered by options granted, to the Company's Chief Executive Officer and the four other highest paid executive officers in 1996 (the "named executive officers") for the years indicated:

                                               ANNUAL COMPENSATION (1)
                                        ---------------------------------------
                                                                COMMON STOCK        ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY     BONUS     UNDERLYING OPTIONS    COMPENSATION
---------------------------    ----     ------     -----     ------------------    ------------
Timothy P. Peters              1996    $200,580   $27,323           75,000             ---
Chairman of the Board and      1995     125,000    56,121            7,554             ---
Chief Executive Officer        1994     125,000    63,410              ---             ---

John J. Reed                   1996    $189,330   $21,210           70,000             ---
President                      1995     125,000    39,854            7,097             ---
                               1994     125,000    62,097              ---             ---

William S. Bedford             1996    $189,330   $23,607           70,000             ---
Chief Operating Officer        1995     125,000    43,604            7,097             ---
                               1994     125,000    60,063              ---             ---

Michael G. Pate                1996    $181,610   $28,292          150,000             ---
Chief Financial Officer        1995     125,000    50,007            1,331             ---
and Treasurer                  1994     125,000    23,832              ---             ---

Maryann Walsh                  1996    $ 93,750   $24,750           15,000             ---
General Counsel                1995      71,875    21,682              ---             ---
and Secretary                  1994         ---       ---              ---             ---

-------------------
(1) Amounts earned in a year but deferred at the election of the Company to a subsequent year have been included in the year in which the amounts were paid. Amounts earned under the Company's Annual Management Incentive Plan in each year presented are included for the relevant year. All bonus amounts paid in 1994 represent salary deferred in earlier periods.

          No individual named above received perquisites or non-cash compensation during any of the years indicated exceeding the lesser of $50,000 or an amount equal to 10 percent of such person's annual salary and bonus.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth, with respect to all options granted during the Company's 1996 fiscal year to each of the Company's named executive officers: (i) the number of shares of Common Stock covered by such options,
(ii) the percent that such options represent of total options granted to all Company employees during the 1996 fiscal year, (iii) the exercise price,
(iv) expiration date, and (v) the potential realized value at the assumed annual rates of stock price appreciation of 5% and 10% compounded over the term of the option. To date, the Company has granted no stock appreciation rights ("SARs").

                                                                                     POTENTIAL
                                      PERCENT OF                                  REALIZED VALUE AT
                                         TOTAL                                     ASSUMED ANNUAL
                        NUMBER          OPTIONS                                    RATES OF STOCK
                       OF SHARES      GRANTED TO                                  PRICE APPRECIATION
                       UNDERLYING      EMPLOYEES     EXERCISE                    FOR OPTION TERMS (2)
                        OPTIONS         IN 1996        PRICE      EXPIRATION    ----------------------
NAME                   GRANTED (1)    FISCAL YEAR    PER SHARE       DATE           5%         10%
-----------------      -----------    -----------    ---------    ----------    ---------   ----------
Timothy P. Peters        75,000           9.7%         $8.28       07/31/06      $219,000     $716,250
John J. Reed             70,000           9.0%         $8.28       07/31/06      $204,400     $668,500
W. Scott Bedford         70,000           9.0%         $8.28       07/31/06      $204,400     $668,500
Michael G. Pate         150,000          19.3%         $9.63       06/20/06      $235,500   $1,230,000
Maryann Walsh            15,000           1.9%         $8.28       07/31/06       $43,800     $143,250

-------------------

(1) All options were granted at or above fair market value on the date of grant.

(2) The assumed 5% and 10% rates of stock price appreciation are specified by the proxy rules and do not reflect expected appreciation. The amount shown represents the assumed value of the stock options (less exercise price) at the end of the ten year period beginning on the date of grant and ending on the option expiration date. For a ten-year period beginning December 31, 1996, based on the closing price on The Nasdaq Stock Market's National Market of the Common Stock of $6.875 on such date, a share of the Common Stock would have a value on December 31, 2006 of approximately $11.20 at an assumed appreciation rate of 5% and approximately $17.83 at an assumed appreciation rate of 10%.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

     The following table sets forth for each of the named executive officers of the Company: (i) the number of shares of Common Stock acquired upon exercise of options during fiscal year 1996; (ii) the net aggregate dollar value realized upon exercise; (iii) the total number of unexercised options held at the end of fiscal year 1996; and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 1996. To date, the Company has issued no SARs.

                                                      NUMBER OF SHARES               VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                       SHARES                         DECEMBER 31, 1996                DECEMBER 31, 1996
                      ACQUIRED       VALUE      ------------------------------   ------------------------------
NAME                 ON EXERCISE    REALIZED     EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
----                 -----------    --------    -------------  ---------------   -------------  ---------------
Timothy P. Peters        ---          ---           3,834           80,736            ---              ---
John J. Reed             ---          ---           3,377           75,736            ---              ---
W. Scott Bedford         ---          ---           3,377           75,736            ---              ---
Michael G. Pate          ---          ---           2,943          150,403            ---              ---
Maryann Walsh            ---          ---               0           15,000            ---              ---

                              CERTAIN TRANSACTIONS

     In June 1993, John Reed, then Executive Vice President of the Company, exercised an option he had received in 1989 to purchase an aggregate of 70,546 shares of Common Stock at an aggregate price of $50,000, or approximately $0.71 per share. Mr. Reed paid for the shares by delivering to the Company a nonrecourse promissory note in the original principal amount of $50,000, bearing interest at a rate of 10 percent per annum with all principal and interest payable in May 1995. This note was cancelled and replaced by a similar note dated December 1, 1993 in the principal amount of $52,083, and the shares of Common Stock were reissued as of such date. As of May 1995, the repayment date was extended to May 31, 1997.

     In May 1995, Michael Pate, Chief Financial Officer and Treasurer of the Company, exercised an option he had received in 1992 to purchase an aggregate of 60,468 shares of Common Stock at an exercise price of $225,000, or approximately $3.72 per share. Mr. Pate paid for the shares by delivering to the Company a nonrecourse promissory note in the original principal amount of $225,000 bearing interest at a rate of 10 percent per annum with all principal and interest payable by May 31, 1997. In February 1996, Mr. Pate tendered 25,151 shares of Common Stock to the Company in full payment of the promissory note and related accrued interest.


                ITEM 2.  PROPOSAL TO APPROVE THE AMENDMENT TO THE
         1995 NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     At the Annual Meeting, holders of Common Stock will be asked to consider and approve the adoption of an amendment to increase from 90,000 to 140,000 the number of shares of Common Stock reserved for issuance under the Company's 1995 Nonqualified Stock Option Plan for Non-Employee Directors (the "Directors' Plan"). This amendment was adopted, subject to stockholder approval, by the Board of Directors on April 28, 1997.

REASONS FOR THE AMENDMENT TO THE DIRECTORS' PLAN

     As of April 16, 1997, there were outstanding stock options under the Directors' Plan covering 30,000 shares of Common Stock and 60,000 shares remained available for future awards under the Directors' Plan. On the next business day after the Annual Meeting, it is expected that each of five non-employee directors of the Company shall be granted nonstatutory options to purchase 3,000 shares of Common Stock. Subsequent to this expected grant, only 45,000 shares will remain available for future awards. The purpose of the proposal is to allow the Company to continue to attract, retain and stimulate the performance of qualified non-employee directors by giving them an opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

DESCRIPTION OF DIRECTORS' PLAN AS CURRENTLY IN EFFECT

     Pursuant to the Directors' Plan, on the next business day after each Annual Meeting of the stockholders, each non-employee director of the Company who is a director on such date shall be granted nonstatutory options to purchase 3,000 shares of Common Stock at the fair market value of the Common Stock on that date. Fair market value is defined in the Directors' Plan generally to mean the average closing sales price of the Common Stock five business days immediately preceding the date in question on The Nasdaq Stock Market's National Market. The options are immediately exercisable.

     If an optionee dies during his tenure as a director or within two years after his tenure has ended, his estate will have two years from the date of death to exercise the option, provided that the option is exercisable at the date of death and that the date of exercise is otherwise within the option period. If the tenure of the optionee terminates for any other reason, he will have two years from the date of termination to exercise the option, provided that such option is exercisable at the time of his termination and that the date of exercise is otherwise within the option period. Notwithstanding the foregoing, if the optionee ceases to serve as a director on account of his fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets or opportunities of the Company or any direct or indirect majority-owned subsidiary of the Company, then the option will automatically terminate.

AMENDMENT OF THE DIRECTORS' PLAN

     The Board may from time to time amend, modify, suspend or terminate the Directors' Plan. Nevertheless, no such amendment, modification, suspension or termination may (i) impair any options previously granted under the Directors' Plan or (ii) be made without the approval of the stockholders of the Company where such change would (A) materially increase the total number of shares of Common Stock which may be issued under the Directors' Plan or decrease the exercise price at which options may be granted under the Directors' Plan (other than in accordance with the antidilution provisions of the Directors' Plan); (B) materially modify the requirements as to eligibility for participation in the Directors' Plan; (C) materially increase the benefits accruing to participants under the Directors' Plan or (D) extend the term of the Directors' Plan or the option period.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States Federal income tax consequences to the Company and optionees under the Directors' Plan. The following summary is based upon an analysis of the Internal Revenue Code as currently in effect (the "Code"), existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States Federal income tax consequences, and the tax consequences to an optionee may be either more or less favorable than those described below depending on his or her particular circumstances.

     All options granted under the Directors' Plan are nonstatutory stock options not entitled to special tax treatment under Section 422 of the Code. The Directors' Plan is not qualified under Section 401(a) of the Code and not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     No income will be recognized by an optionee for Federal income tax purposes upon the grant of an option. Except as described below in the case of an "insider" subject to Section 16(b) of the Exchange Act who exercises his option less than six months from the date of grant, upon exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares. In the absence of an election pursuant to Section 83(b) of the Code, an "insider" subject to Section 16(b) of the Exchange Act who exercises an option less than six months from the date the option was granted will recognize income on the date six months after the date of grant in an amount equal to the excess of the fair market value of the shares on such date over the option price of such shares. An optionee subject to Section 16(b) of the Exchange Act can avoid such deferral by making an election, pursuant to Section 83(b) of the Code, no later than 30 days after the date of exercise. Executive officers, directors and 10 percent stockholders of the Company generally will be considered to be "insiders" for purposes of Section 16(b) of the Exchange Act.

     Options granted under the Directors' Plan are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

     The basis of shares transferred to an optionee pursuant to exercise of an option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of an option, any amount realized over the basis of the shares will constitute capital gain to the optionee for Federal income tax purposes.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of the holders of at least a majority of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the amendment to the Directors' Plan. The Board of Directors recommends that the Company's stockholders vote FOR the proposal to approve the amendment to the Directors' Plan.

                        ITEM 3.  PROPOSAL TO APPROVE THE
                 AMENDMENTS TO THE 1995 PERFORMANCE EQUITY PLAN

     At the Annual Meeting, holders of Common Stock will also be asked to consider and approve the adoption of amendments to increase from 900,000 to 1,400,000 the number of shares of Common Stock reserved for issuance under the Company's 1995 Performance Equity Plan (the "Equity Plan") and to expand the class of employees eligible to receive awards under the Equity Plan from the employees of Source Media, Inc. only to the employees of Source Media, Inc. and any of its present or future subsidiaries owned 50% or more by Source Media, Inc. or, with respect to a lower-tier subsidiary, by a subsidiary of Source Media, Inc. These amendments were adopted, subject to stockholder approval, by the Board of Directors on April 28, 1997. The following is a summary of the terms of the Equity Plan, as amended, which is qualified in its entirety by reference to the complete text of the Equity Plan attached to this Proxy Statement as Exhibit A.

REASONS FOR THE AMENDMENTS TO THE EQUITY PLAN

     As of April 16, 1997, there were outstanding stock options under the Equity Plan covering 892,926 shares of Common Stock and only 6,924 shares remained available for future awards under the Equity Plan. In addition, the Equity Plan now allows awards to be granted to employees of only Source Media, Inc. The purpose of the proposal is to allow Source Media, Inc. and its present and future subsidiaries to attract, retain and motivate employees, officers and consultants. The Company anticipates that it will desire to issue additional options or other rights to acquire shares of Common Stock to attract and retain personnel to facilitate the continued development and expansion of the Company's INTERACTIVE CHANNEL and the growth and expansion of the Company's IT Network telephone business.

DESCRIPTION OF EQUITY PLAN AS CURRENTLY IN EFFECT

     On March 11, 1995, the Board of Directors of the Company adopted the Equity Plan. The Equity Plan provides for the grant of options to purchase up to 900,000 shares of Common Stock, as amended, to employees, officers and consultants of Source Media, Inc. Pursuant to the Equity Plan, awards of (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, (v) stock reload options and/or (vi) other stock-based awards (collectively, "Awards") may be made. The Committee administering the Equity Plan may determine the specific type of Awards to be granted (E.G., stock option and restricted stock), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards.

     Any equity security granted pursuant to the Equity Plan must be held for six months from the date of grant or in the case of an option, at least six months must elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security. In the event of a "change of control," as defined in the Equity Plan, any option not then otherwise exercisable will immediately become exercisable in full. Options generally expire 10 years after the date of grant. As of April 16, 1997, there were options outstanding under the Equity Plan to purchase 892,926 shares of Common Stock at a weighted average exercise price of $9.43.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States Federal income tax consequences to the Company and individuals receiving Awards under the Equity Plan. The following summary is based upon an analysis of the Code, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States Federal income tax consequences, and the tax consequences to individuals participating in the Equity Plan may be either more or less favorable than those described below depending on their particular circumstances.

     INCENTIVE STOCK OPTIONS. No income will be recognized by an optionee for Federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the optionee holds the shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the exercise price. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition will be a capital gain.

     The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax.

     The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitation described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

     If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are "statutory option stock", and, if so, whether such statutory option stock has been held by the optionee for the applicable holding period referred to in
Section 424(c)(3)(A) of the Code. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option or of an option granted pursuant to an employee stock purchase plan. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an incentive stock option. If the stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under Section 83 of the Code (in which event it appears that the optionee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an incentive stock option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the option price of such stock. Under the present provisions of the Code, it is not clear whether all shares received upon the exercise of an incentive stock option with already owned shares will be statutory option stock or how the optionee's basis will be allocated among such shares.

     NONQUALIFIED STOCK OPTIONS. No income will be recognized by an optionee for Federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option (if the optionee acquires shares of Common Stock upon exercise), the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of such shares. If such an optionee acquires deferred stock upon exercise of a nonqualified stock option, the optionee will recognize ordinary income on the date shares of Common Stock related to such deferred stock are received (or, if earlier, the date such shares are made available to the optionee) in an amount equal to the excess of the fair market value of the shares on such date over the option price of the shares.

     Nonqualified stock options are designed to provide the Company with a deduction, subject to the deduction limitation described below, equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

     The basis of shares transferred to an optionee pursuant to exercise of a nonqualified stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified stock option, any amount realized over the basis of the shares will constitute capital gain to the optionee for Federal income tax purposes.

     If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonqualified stock option, the number of shares received pursuant to the option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon such exercise will be taxable to the optionee as ordinary income. If such already owned shares of Common Stock are not "statutory option stock" (which is defined in Section 424(c)(3)(B) of the Code to include any stock acquired through the exercise of an incentive stock option or an option granted pursuant to an employee stock purchase plan) or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the option will not be statutory option stock and the optionee's basis in the number of shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon such exercise will be equal to the fair market value of such shares. However, if such already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether such exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the optionee's basis will be allocated among the shares received.

     STOCK APPRECIATION RIGHTS. A recipient of stock appreciation rights ("SARs") will not recognize income for Federal income tax purposes upon the grant of SARs. When SARs are exercised, the recipient will recognize ordinary income on the date of exercise in an amount equal to the cash (if any) and the fair market value of the shares transferred to him or her, without limitation, pursuant to SARs. The Company will be allowed a deduction, subject to the deduction limitation described below, equal to the amount of ordinary income recognized by the recipient due to the exercise of SARs at the time of such recognition by the recipient.

     The basis of any shares of Common Stock transferred to a recipient pursuant to the exercise of an SAR is equal to the amount the recipient is required to include in income as discussed above. If a recipient sells shares acquired upon exercise of SARs, any amount realized in excess of the basis of such shares will constitute capital gain to such recipient for Federal income tax purposes.

     RESTRICTED STOCK. If the restrictions placed upon an award of restricted stock under the Equity Plan are of a nature that such shares are both subject to a substantial risk of forfeiture and are not freely transferable within the meaning of Section 83 of the Code, the recipient of such award will not recognize income for Federal income tax purposes at the time of the award unless such recipient affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of such an election, the recipient will be required to include in income for Federal income tax purposes, in the year in which the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, the fair market value of the shares of restricted stock on such date plus the amount of any retained distributions related to such shares, less any amount paid therefor. The Company will be entitled to a deduction at such time, subject to the deduction limitation described below, in an amount equal to the amount the recipient is required to include in income with respect to the shares.

     If the restrictions imposed upon an award of restricted stock under the Equity Plan are not of a nature that such shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the recipient of such an award will recognize ordinary income for Federal income tax purposes at the time of the award (except as described below in the case of an "insider" subject to Section 16(b) of the Exchange Act) in an amount equal to the fair market value of the shares of restricted stock on the date of the award, less any amount paid therefor. The Company will be entitled to a deduction at such time, subject to the deduction limitation described below, in an amount equal to the amount the recipient is required to include in income with respect to the shares.

     DEFERRED STOCK. Generally, an individual who receives an award of deferred stock under the Equity Plan will not recognize any income for Federal income tax purposes at the time such award, and the Company will not be entitled to any deduction at that time.

     Upon the expiration of the deferral period (or, if applicable, the additional deferral period) in accordance with the Equity Plan, the recipient will recognize ordinary income on the date of receipt of shares of Common Stock

(or, if earlier, the date such shares are made available to the recipient) in an amount equal to the fair market value of such shares on such date. The Company will be entitled to a deduction, subject to the deduction limitation described below, equal to the amount of ordinary income recognized by the recipient at the time of such recognition.

     The basis of shares of Common Stock transferred to a recipient of deferred stock in accordance with the Equity Plan will be an amount equal to the ordinary income recognized by the recipient, as described above. If the recipient thereafter sells such shares of Common Stock, any amount realized over the basis of the shares will constitute long-term or short-term capital gain to the recipient for Federal income tax purposes, depending on the holding period for such shares.

     TAX WITHHOLDING. Income recognized by an employee of the Company with respect to an Award under the Equity Plan will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the employee to ensure that the amount of the tax required to be withheld is available for payment.

     LIMITATIONS ON THE COMPANY'S COMPENSATION DEDUCTION. Section 162(m) of the Code, which became effective in 1994, limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. There is no assurance that Awards made to employees under the Equity Plan will satisfy the performance-based compensation requirements and, accordingly, the Company may be limited by Section 162(m) of the Code in the amount of deductions it would otherwise be entitled to take (as described in the foregoing summary).

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of the holders of at least a majority of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the amendment to the Equity Plan. The Board of Directors recommends that the Company's stockholders vote FOR the proposal to approve the amendments to the Equity Plan.


          ITEM 4.  PROPOSAL TO APPROVE THE EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     At the Annual Meeting, holders of Common Stock will be asked to consider and approve the adoption of the Source Media, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). Subject to stockholder approval, the Stock Purchase Plan was adopted on July 31, 1996, by the Board of Directors. Eligible employees are given the opportunity to purchase shares of Common Stock under the Stock Purchase Plan at a price below fair market value by means of voluntary payroll deductions. A total of 100,000 shares of Common Stock has been authorized for issuance under the Stock Purchase Plan. The following is a summary of the terms of the Stock Purchase Plan, which is qualified in its entirety by reference to the complete text of the Stock Purchase Plan attached to this Proxy Statement as Exhibit B.

PURPOSE OF THE STOCK PURCHASE PLAN

     The Stock Purchase Plan provides a method for eligible employees of the Company to acquire a proprietary interest in the Company through the regular and systematic purchase of shares of Common Stock. The Company believes that the Stock Purchase Plan encourages stock ownership and increases participating employees' personal interest in, and commitment to, the Company.

MAXIMUM SHARES AVAILABLE

     The Stock Purchase Plan authorizes the issuance of up to 100,000 shares of Common Stock. The Stock Purchase Plan contains antidilution provisions providing for adjustment of the number of shares available for issuance under the Stock Purchase Plan in the event of stock splits, dividends payable in Common Stock, a combination of these or certain other events.

PARTICIPATING SUBSIDIARIES

     Employees of Source Media, Inc. and of any subsidiary corporation of Source Media, Inc. that is owned 50% or more by Source Media, Inc. or, with respect to a lower-tier subsidiary, by a subsidiary of Source Media, Inc., and that has been designated by the Committee as a participating affiliate in the Stock Purchase Plan are eligible to participate in the Stock Purchase Plan. On August 28, 1996, the Committee designated IT as a participating affiliate in the Stock Purchase Plan. In the future, the Committee may designate other subsidiaries of Source Media, Inc. as participating affiliates in the Stock Purchase Plan, including corporations that become subsidiaries after the adoption and approval of the Stock Purchase Plan. Any such designation will not require stockholder approval.

ADMINISTRATION

     The Stock Purchase Plan will be administered by the Committee, the members of which are appointed by the Board of Directors of the Company and serve at its pleasure. The Stock Purchase Plan provides that the Committee shall consist of three or more employees of the Company or a participating affiliate. Members of the Committee who meet all the eligibility requirements of the Stock Purchase Plan are eligible to participate in the Stock Purchase Plan.

METHOD OF PARTICIPATION

     A participating employee's right to purchase shares of Common Stock under the Stock Purchase Plan is referred to as an "option." Under the Stock Purchase Plan, options are granted on January 1 and July 1 of each year to the eligible employees then participating in the Stock Purchase Plan, and such options are exercisable the following June 30 and December 31, respectively. For the initial enrollment period only, an eligible employee could choose to participate in the Stock Purchase Plan on September 1, 1996, in which case options were granted to such an employee on September 1, 1996, for exercise on June 30, 1997. Thereafter, options will be granted on a semi-annual basis (including January 1, 1997, for eligible employees not electing to participate on September 1, 1996) as provided above.

     Each eligible employee who elects to participate in the Stock Purchase Plan on or before September 1, 1996, or any subsequent January 1 or July 1 (an "Enrollment Date") becomes a participant on such Enrollment Date and remains a participant until his or her participation is terminated. Each eligible employee may elect to contribute to the Stock Purchase Plan during the initial nine-month period, and any semi-annual period, through regular payroll deductions, not more than 10% nor less than 1% of such employee's annual compensation.

     On the last business day of the initial nine-month period and each semi-annual period, each employee who is a participant in the Stock Purchase Plan on that day will be deemed automatically to have exercised the option granted to him or her on the preceding January 1 or July 1 (or September 1, 1996, in the case of the initial nine-month period), and the Company will apply all the funds accumulated in the employee's withholding account to the purchase from the Company of the largest possible number of whole shares of Common Stock.

     The purchase price of a share of Common Stock purchased upon the exercise of an option under the Stock Purchase Plan will be the lower of 85% of the Fair Market Value per share on the Enrollment Date on which the option was granted (September 1, 1996, or any subsequent January 1 or July 1) or 85% of the Fair Market Value per share on the date on which the option is deemed to be exercised, which will be the last business day of the initial nine-month period (June 30, 1997), and any semi-annual period (June 30 or December 31). "Fair Market Value" is defined in the Stock Purchase Plan as the closing sale price on the date in question of the Common Stock as reported on the Nasdaq National Market or such other national stock exchange or stock market on which the Common Stock may from time to time be traded. If there is no reported sale on either of such dates, the Fair Market Value on such date will be the closing sale price on the last preceding day on which a reported sale occurred.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of the United States Federal income tax consequences to the Company and optionees under the Stock Purchase Plan. The summary applies only to United States citizens and foreign persons who are United States residents.

     The Stock Purchase Plan is designed to qualify as an "employee stock purchase plan" under Section 423 of the Code. Amounts deducted from the income of a participating employee under the Stock Purchase Plan will be included in such employee's income for the year in which such amounts would otherwise have been paid to the employee, and will be deductible by the Company. The employee will not recognize additional taxable income either (i) at the time options are granted pursuant to the Stock Purchase Plan, which is either September 1, 1996, or any subsequent January 1 or July 1, or (ii) at the time options are exercised under the Stock Purchase Plan, which is the last business day of the initial nine-month period (June 30, 1997) or any semi-annual period during which the option is outstanding (June 30 or December 31), and no further deduction is allowed to the Company at either time. The employee's basis in shares purchased under the Stock Purchase Plan will equal the amount paid for such shares. If the fair market value of shares purchased under the Stock Purchase Plan is less on the date of disposition or death than the amount paid for the shares, no amount will be included in the employee's gross income as ordinary income, and the full amount of any loss (assuming the shares are sold in an arm's-length transaction) will be a long-term capital loss.

     An employee who purchases shares pursuant to an option under the Stock Purchase Plan and disposes of such shares more than two years after the option is granted and more than one year after the option is exercised, or who dies at any time while holding the shares, generally will recognize ordinary income at the time of disposition or death in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the shares at the time of the disposition or death over the amount paid for the shares, or (ii) 15% of the fair market value of the shares at the time the option was granted. The Company will not be entitled to a deduction in respect of any amount of ordinary income so recognized by the employee. The employee's basis in the shares disposed of will be increased by the amount of ordinary income recognized. Any further gain recognized on the disposition will be taxed as long-term capital gain.

     An employee who purchases shares pursuant to an option under the Stock Purchase Plan and disposes of such shares less than two years after the option is granted or less than one year after the option is exercised generally will recognize ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise of the option over the amount paid for such shares or, if less, the gain on disposition. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee. Any additional gain recognized by the employee on the disposition will be short-term or long-term capital gain, depending on the employee's holding period for the shares transferred. If the employee's basis in the shares purchased under the Stock Purchase Plan is greater than the amount received for the shares, the excess of the basis over the amount received will be short-term or long-term capital loss (assuming the shares are sold in an arm's-length transaction), depending on the employee's holding period for the shares.

     Ordinary income recognized by an employee upon the disposition of shares purchased under the Stock Purchase Plan will be considered compensation subject to withholding at the time such income is recognized.

     The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

     The affirmative vote of at least a majority of the Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve the adoption of the Stock Purchase Plan. The Board of Directors recommends that the Company's stockholders vote FOR the proposal to approve the Stock Purchase Plan.

                        ITEM 5.  APPOINTMENT OF AUDITORS

     Based on the recommendation of the Audit Committee of the Board of Directors of the Company, Ernst & Young LLP, which has served as the Company's independent public accountants since the Company's inception in 1989, has been appointed by the Board of Directors to audit the financial statements of the Company for the year ending December 31, 1997, subject to the ratification of such appointment by the stockholders of the Company. Although it is not required to do so, the Board of Directors is submitting the selection of auditors for ratification in order to obtain the stockholders' approval of this appointment. If the selection is not ratified, the Board of Directors will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting to respond to appropriate questions from the stockholders and will be given the opportunity to make a statement should they desire to do so.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than ten percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its directors, officers and more than ten percent beneficial owners were in compliance.

                              STOCKHOLDER PROPOSALS

     It is contemplated that the 1998 annual meeting of stockholders of the Company will take place during the third week of May 1998. Stockholder proposals for inclusion in the Company's proxy materials for the 1998 annual meeting of stockholders must be received by the Company at its offices in Dallas, Texas, addressed to the Secretary of the Company, not less than 120 days in advance of the date (month and day only) the Proxy Statement is first distributed to stockholders; provided that if the 1998 annual meeting of stockholders is changed by more than 30 days from the presently contemplated date, proposals must be so received a reasonable time in advance of the meeting.

     The Board of Directors does not intend to present any other matters at the Annual Meeting and knows of no other matters that will be presented; however, if any other matter properly comes before the Annual Meeting, the persons named in the enclosed proxy intend to vote thereon according to their best judgment.


                                  OTHER MATTERS

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company. Arrangements have been made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of soliciting materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

     All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

     The Company has provided without charge to each person whose proxy is solicited hereby a copy of its 1996 Annual Report, which includes the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto, for the fiscal year ended December 31, 1996 filed with the Securities and Exchange Commission. Additional copies of the Annual Report and a copy of the exhibits to such report will be furnished without charge to any stockholder upon written request to Michael G. Pate, Chief Financial Officer and Treasurer, 8140 Walnut Hill Lane, Suite 1000, Dallas, TX 75231.


BY ORDER OF THE BOARD OF DIRECTORS


Maryann Walsh, Secretary


     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING. YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                                                                       EXHIBIT A


                               SOURCE MEDIA, INC.



                          1995 PERFORMANCE EQUITY PLAN
                             AS AMENDED AND RESTATED



SECTION 1.   PURPOSE; DEFINITIONS.


        1.1 PURPOSE. The purpose of the Source Media, Inc. ("Company") 1995 Performance Equity Plan, as amended and restated ("Plan"), is to enable the Company to offer to the key employees, officers, directors and consultants of the Company and its Subsidiaries whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company and its Subsidiaries, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.


        1.2 DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

                  "Agreement" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                  "Award" means an award of Stock under the Plan.

                  "Board" means the Board of Directors of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                  "Committee" means the Compensation Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                  "Common Stock" means the Common Stock of the Company, par value $.001 per share.


                  "Company" means Source Media Inc., a Delaware corporation


                  "Deferred Stock" means Stock to be received, under an award made pursuant to Section 9 below, at the end of a specified deferral period.

                  "Disability" means incapacity by illness or other disability from performing usual employment obligations for a period in excess of 240 days (whether or not consecutive) or 120 days consecutively, as the case may be, during any twelve month period.

                  "Effective Date" means the date set forth in Section 12.

                  "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the date of grant of an award hereunder, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

             "Holder" means a person who has received an award under the Plan.

             "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

             "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

             "Other Stock-Based Award" means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

             "Parent" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.


             "Plan" means the Source Media, Inc. 1995 Performance Equity Plan, as amended and restated and as hereinafter amended from time to time.


             "Restricted Stock" means Stock, received under an award made pursuant to Section 8 below, that is subject to restrictions under said
Section 8.

             "Rule 16b-3" means Rule 16b-3 of the General Rules and Regulations under the Exchange Act, as in effect from time to time.

             "SAR Value" means the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in a related Stock Option in the case of a Stock Appreciation Right granted in tandem with a Stock Option and the Stock Appreciation Right price per share in the case of a Stock Appreciation Right awarded on a free standing basis, in each case multiplied by the number of shares in respect of which the Stock Appreciation Right shall be exercised, on the date of exercise.

             "Stock" means the Common Stock of the Company, par value $.001 per share.

             "Stock Appreciation Right" means the right, pursuant to an award granted under Section 7 hereof, to recover an amount equal to the SAR Value.

             "Stock Option" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

             "Stock Reload Option" means any option granted under Section 6.3 as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

             "Subsidiary" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

             "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with all or part of any Stock Option granted under the Plan.

SECTION 2.   ADMINISTRATION.

        2.1 COMMITTEE MEMBERSHIP. The Plan shall be administered by a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. It is the intent of the Board that the Plan qualify under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 ("Exchange Act"). To that end, unless otherwise determined by the Board, each Committee member shall be a "disinterested person" (i.e., a director who has not, during the one year prior to service as an administrator of the Plan, or during such service, received a grant or award of equity securities of the Company pursuant to the Plan or any other plan of the Company or any of its affiliates). The membership of the Committee shall at all times be comprised of persons so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 under the Exchange Act or with the requirements of any other applicable law, rule or regulation.

        2.2 POWERS OF COMMITTEE. The Committee shall have full authority, subject to Section 4 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

             (a) to select the key employees, officers, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder;

             (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

             (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

             (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

             (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

             (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

             (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

        2.3  INTERPRETATION OF PLAN.

             (a) COMMITTEE AUTHORITY. Subject to Sections 4.2 (b) and 11 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders. Determinations by the Committee under the Plan relating to the form, amount and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

             (b) INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options or Tandem Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 3.   STOCK SUBJECT TO PLAN


        3.1 NUMBER OF SHARES. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be one million four hundred thousand (1,400,000) shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.


        3.2 ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and Stock Appreciation Right price relating to Stock Appreciation Rights, and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Reload Stock Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that the number of shares subject to any award shall always be a whole number.

SECTION 4.   ELIGIBILITY.


        4.1 GENERAL. Awards may be made or granted to key employees, officers, directors and consultants of the Company or any of its Subsidiaries who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company or any of its Subsidiaries. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.


        4.2  AWARDS AND GRANTS.

             (a) The granting of Stock Options and Awards under the Plan shall be determined by a Committee of two or more directors of the Company, of which all members shall be disinterested persons, as described in Section 2.1 hereof. No grants or awards will be made to any person whose eligibility under the Plan would adversely affect the compliance of the Plan with the requirements of Rule 16b-3.

             (b) This Section 4.2 shall not be amended more than once every six months, other than to comport with any changes in the Code or the Employment Retirement Income Security Act, or the rules and regulations promulgated thereunder.

SECTION 5.   GENERAL TERMS AND CONDITIONS.

        5.1 GENERAL. With respect to the award or grant of any (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards, the following terms and conditions shall apply:

             (a) SIX-MONTH HOLDING PERIOD. Any equity security granted pursuant to the Plan must be held for six months from the date of grant or, in the case of an option, at least six months elapse from the date of acquisition of the option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security; and

             (b)  TRANSFERABILITY:

                  (i) INCENTIVE STOCK OPTIONS: Any Stock Option issued pursuant to and intended to be an Incentive Stock Option under the Plan shall not be transferable by the Holder other than by will or the laws of descent and distribution.

                  (ii) NON-QUALIFIED STOCK OPTIONS: Any Stock Option issued pursuant to the Plan which is not intended to qualify as an Incentive Stock Option, shall not be transferable by the Holder other than by will or the laws of descent and distribution; provided, however, should Rule 16b-3 so permit, such Stock Option may also be transferred, for no consideration, by the Holder to the following transferees ("Transferee"):

                       (A) a member of the Holder's immediate family. For purposes of this section, "immediate family" shall include only brothers and sisters (whether by the whole or half blood) spouse, parents, and natural or adopted siblings,

                       (B) a trust for the benefit of members of the Holder's immediate family, or

                       (C) a partnership whose only partners are members of the Holder's immediate family,

if the Transferee shall agree to be subject to the same restrictions and conditions as relate to the Holder pursuant to the Plan.

             (c) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), all options to the extent not then currently exercisable shall become immediately exercisable in full.

                  As used in this Plan, a "Change in Control" shall be deemed to occur (i) when the Company acquires actual knowledge that any person, as such term is used in the Exchange Act, including Section 14(d)(2) thereof, (other than (a) any employee benefit plan established or maintained by the Company or any of its Subsidiaries, and (b) any person who is deemed to be the beneficial owner of any securities of the Company to which any person in clause (a) above is and remains a beneficial owner, including, without limitation, any person that is a member of a group (as defined in said Section 14(d)(2) of the Exchange
Act) in which any person defined in clause (a) above is also a member) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (ii) upon the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company or an employee benefit plan established or maintained by the Company or any of its subsidiaries), (iii) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then outstanding shares of Common Stock), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company, or (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least two-thirds thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

SECTION 6.   STOCK OPTIONS.

        6.1. GRANT AND EXERCISE. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option may only be granted within the ten year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.

        6.2. TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions:

             (a) EXERCISE PRICE. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of a 10% Stockholder).

             (b) OPTION TERM. Subject to the limitations in Section 6.1, the term of each Stock Option shall be fixed by the Committee.

             (c) EXERCISABILITY. Subject to Section 5.1 (a) hereinabove, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

             (d) METHOD OF EXERCISE. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-Qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 9 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

             (e) TERMINATION BY REASON OF DEATH. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

             (f) TERMINATION BY REASON OF DISABILITY. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

             (g) OTHER TERMINATION. Subject to the provisions of Section 13.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to retirement from active employment with the Company or any Subsidiary on or after age 65, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

             (h) ADDITIONAL INCENTIVE STOCK OPTION LIMITATION. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

             (i) BUYOUT AND SETTLEMENT PROVISIONS. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

             (j) STOCK OPTION AGREEMENT. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

        6.3. STOCK RELOAD OPTION. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Qualified Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Stock Reload Option is related.

SECTION 7.   STOCK APPRECIATION RIGHTS.

        7.1. GRANT AND EXERCISE. Stock Appreciation Rights may be granted in tandem with (I.E., Tandem Stock Appreciation Right) or in conjunction with all or part of any Stock Option granted under the Plan or may be granted on a free-standing basis. In the case of a Non-Qualified Stock Option, a Tandem Stock Appreciation Right may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, a Tandem Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

        7.2. TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to the following terms and conditions:

             (a) EXERCISABILITY. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 6 hereof and this Section 7 and may be subject to the Code with respect to related Incentive Stock Options and such additional limitations on exercisability as shall be determined by the Committee and set forth in the Agreement. Other Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and set forth in the Agreement.

             (b) TERMINATION. A Tandem Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until after the number of shares remaining under the related Stock Option equals the number of shares covered by the Tandem Stock Appreciation Right.

             (c) METHOD OF EXERCISE. A Tandem Stock Appreciation Right may be exercised by a Holder by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive such amount in the form determined pursuant to Section 7.2(d) below. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

             (d) RECEIPT OF SAR VALUE. Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal to the SAR Value with the Committee having the right to determine the form of payment.

             (e) SHARES AFFECTED UPON PLAN. Upon the exercise of a Tandem Stock Appreciation Right, the Stock Option or part thereof to which such Tandem Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 hereof on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares, if any, issued under the Tandem Stock Appreciation Right at the time of exercise based upon the SAR Value.

SECTION 8.   RESTRICTED STOCK.

        8.1. GRANT. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

        8.2. TERMS AND CONDITIONS. Each Restricted Stock award shall be subject to the following terms and conditions:

             (a) CERTIFICATES. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

             (b) RIGHTS OF HOLDER. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

             (c) VESTING; FORFEITURE. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 9.   DEFERRED STOCK.

        9.1. GRANT. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all the other terms and conditions of the awards.

        9.2. TERMS AND CONDITIONS. Each Deferred Stock award shall be subject to the following terms and conditions:

             (a) CERTIFICATES. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 9.2(c) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

             (b) VESTING; FORFEITURE. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

             (c) ADDITIONAL DEFERRAL PERIOD. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).


SECTION 10.   OTHER STOCK-BASED AWARDS.

        10.1. GRANT AND EXERCISE. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

        10.2. ELIGIBILITY FOR OTHER STOCK-BASED AWARDS. The Committee shall determine the eligible persons to whom and the time or times at which grants of such Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

        10.3. TERMS AND CONDITIONS. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.


SECTION 11.   AMENDMENT AND TERMINATION.

        The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

SECTION 12.   TERM OF PLAN.


        12.1 EFFECTIVE DATE. The Plan, as amended and restated, shall be effective as of April 28, 1997 ("Effective Date"), subject to the approval of the Plan by the stockholders of the Company within one year after the Effective Date. Any awards granted under the Plan after the Effective Date and prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.


        12.2 TERMINATION DATE. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

SECTION 13.   GENERAL PROVISIONS.

        13.1 WRITTEN AGREEMENTS. Each award granted under the Plan shall be confirmed by, and shall be subject to, the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 60 days after the Agreement has been delivered to the Holder for his or her execution.

        13.2 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation and the Company shall not be required to segregate any assets in respect of the Plan. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

        13.3  EMPLOYEES.


              (a) ENGAGING IN COMPETITION WITH THE COMPANY. In the event an employee Holder terminates his employment with the Company or a Subsidiary for any reason whatsoever, and within eighteen (18) months after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Company or any Subsidiary, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company or a Subsidiary.



              (b) TERMINATION FOR CAUSE. The Committee may, in the event a Holder is terminated by the Company or a Subsidiary for cause, annul any award granted under this Plan to such Holder and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company or a Subsidiary.

              (c) NO RIGHT OF EMPLOYMENT. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees or agents at any time.

        13.4 INVESTMENT REPRESENTATIONS. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof, or to take any other action which may be required in order to comply with any applicable state securities laws or regulations.

        13.5  INDEMNIFICATION.   No member of the Board or the Committee, nor
any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

        13.6 ADDITIONAL INCENTIVE ARRANGEMENTS. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.7 WITHHOLDING TAXES. Not later than the date as of which an amount first becomes includible in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

        13.8 GOVERNING LAW. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Texas (without regard to choice of law provisions).

        13.9 OTHER BENEFIT PLANS. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

        13.10 COMPLIANCE WITH RULE 16b-3.  With respect to persons subject to
Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        13.11 NON-TRANSFERABILITY. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

        13.12 APPLICABLE LAWS. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

        13.13 CONFLICTS. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options) Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

        13.14 NON-REGISTERED STOCK. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended ("1933 Act"), or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange.

                                                                       EXHIBIT B

                               SOURCE MEDIA, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


        Section 1. PURPOSE. It is the purpose of the Plan to promote the interests of the Company and its shareholders by providing a method by which eligible employees may use voluntary payroll deductions to purchase shares of Common Stock at a discount, thereby affording them the opportunity to invest in the Company at a preferential price, and to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress. The Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code and shall be construed accordingly.

        Section 2. DEFINITIONS. As used herein the following terms have the following meanings:

              (a) "Affiliate" means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code and that has been designated by the Committee as an Affiliate for purposes of the Plan.

              (b) "Board of Directors" means the Board of Directors of the Company.

              (c) "Code" means the United States Internal Revenue Code of 1986, as from time to time amended.

              (d) "Committee" means the Committee described in Section 4 hereof.

              (e) "Common Stock" means the $.001 par value Common Stock of the Company.

              (f) "Company" means Source Media, Inc.

              (g) "Compensation" means (i) with respect to a salaried employee, one-half of the basic annual salary of such employee as of the first day of the Plan Period (except with respect to a salaried employee whose participation in the Plan begins on September 1, 1996, in which case, for the initial Plan Period only, "Compensation" means five-sixths of the basic annual salary of such employees as of the first day of the Plan Period), not including bonuses, overtime pay, allowances, commissions, deferred compensation payments or any other extraordinary compensation, (ii) with respect to an hourly compensated employee, the straight-time hourly rate of pay of such employee as of the first day of the Plan Period, multiplied by 780 (except with respect to an hourly employee whose participation in the Plan begins on September 1, 1996, in which case, for the initial Plan Period only, "Compensation" means the straight-time hourly rate of pay of such employee as of the first day of the Plan Period multiplied by 1,295) and shall not include bonuses, overtime pay, premium pay or other irregular payments, and (iii) with respect to a commission-only sales employee, the total amount of commission earned by such employee commencing the first day of the Plan Period (except with respect to a commission-only sales employee whose participation in the plan begins September 1, 1996, the total commission earned by the employee commencing September 1, 1996), not including bonuses, overtime pay, allowances, deferred compensation payments or any other extraordinary compensation. The Compensation of an employee who does not receive salary or wages computed in United States dollars shall be determined by converting such salary or wages into United States dollars in accordance with the Compensation Exchange Rate.

              (h) "Compensation Exchange Rate" means the New York foreign currency exchange rate as reported in THE WALL STREET JOURNAL for the last business day immediately preceding the first day of the applicable Plan Period.

              (i) "Eligible Employee" means any employee of the Company or an Affiliate who is eligible to participate in the Plan pursuant to Section 5 hereof.

              (j) "Enrollment Date" means the first day of any Plan Period.

              (k) "Fair Market Value" means the closing sale price on the date in question (or, if there was no reported sale on such date, on the last preceding day on which any reported sale occurred) of the Common Stock on the Nasdaq National Market or any national stock exchange or other stock market on which the Common Stock may from time to time be traded.

              (l) "Option" means any option to purchase shares of Common Stock granted by the Committee pursuant to the provisions of the Plan.

              (m) "Participant" means an Eligible Employee who elects to participate in the Plan pursuant to Section 6 hereof.

              (n) "Plan" means this Source Media, Inc. Employee Stock Purchase Plan.

              (o) "Plan Period" means the period beginning on January 1 and ending on the following June 30, and the period beginning on July 1 and ending on the following December 31, except that the initial Plan Period shall commence on September 1, 1996, and end on June 30, 1997, for a Participant electing to participate in the Plan before or on September 1, 1996, and shall commence on January 1, 1997, and end on January 1, 1997, for a Participant electing to participate in the Plan after September 1, 1996, and before or on January 1, 1997.

        Section 3. NUMBER OF SHARES. The aggregate number of shares of Common Stock issued pursuant to Options granted under the Plan shall not exceed a total of 100,000 shares. The maximum number of shares of Common Stock available for sale under the Plan is subject to adjustment as provided in Section 13. The Common Stock to be delivered upon exercise of Options may consist of authorized but unissued shares of Common Stock or shares of Common Stock previously issued and reacquired by the Company.

        Section 4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, which shall consist of three or more employees of the Company or an Affiliate. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors. The Board of Directors shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan by the Committee:

              (a) The Committee shall designate one of its members as Chairperson and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member. A majority of the members of the Committee shall constitute a quorum and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (or action unanimously approved in writing) shall constitute action by the Committee.

              (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

              (c) The Committee shall have full authority subject to the express provisions of the Plan to interpret the Plan, to provide, modify and rescind rules and regulations relating to it and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan.

              (d) No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

        Section 5. ELIGIBLE EMPLOYEES. Each employee of the Company or an Affiliate who is employed by the Company or an Affiliate on the date his participation in the Plan is to become effective shall be eligible to participate in the Plan; provided, however, that:

              (a) An employee shall not be granted an Option if such employee would, immediately after grant of the Option, own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation of the Company (within the meaning of Section 424(e) and (f) of the Code). For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under any outstanding options shall be treated as stock owned by the employee; and

              (b) No employee shall be granted an Option under the Plan which would permit such employee's rights to purchase shares of stock under all employee stock purchase plans of the Company and its parent and subsidiary corporations (within the meaning of Section 424(e) and (f) of the Code) to accrue (within the meaning of Section 423(b)(8) of the Code) at a rate which exceeds U.S. $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year during which any such option granted to such employee is outstanding at any time.

For purposes of this Section 5, the term "employee" shall not include (i) an employee who has been employed by the Company or an Affiliate less than six months prior to an Enrollment Date (except that for participants electing to participate in the Plan on or before September 1, 1996, the term "employee" shall include all full-time employees of the Company or an Affiliate as of September 1, 1996), (ii) an employee whose customary employment is 15 hours or less per week, or (iii) an employee whose customary employment is for not more than five months in any calendar year.

    Section 6. METHOD OF PARTICIPATION. Each person who will be an Eligible Employee on any Enrollment Date may elect to participate in the Plan by executing and delivering to the Company, on or before such Enrollment Date, a payroll deduction authorization form as provided in this Section. Such Eligible Employee shall thereby become a Participant on such Enrollment Date and shall remain a Participant until such Eligible Employee's participation is terminated as provided in Section 10 or 11 hereof; provided, however, that if the Company does not receive such payroll deduction authorization form in time to implement the authorized withholding for the payroll period that includes such Enrollment Date, no withholding shall be made on behalf of such Participant pursuant to this Plan until the next succeeding payroll period. It is hereby expressly recognized that, for the Plan Period ending on June 30, 1997 only, an Eligible Employee may elect to participate in the Plan either as of September 1, 1996, or as of January 1, 1997.

        The payroll deduction authorization form executed by a Participant shall request withholding, by means of substantially equal payroll deductions over the Plan Period (except that for commission-only sales employees, the deductions may not be substantially equal), of an amount which shall be not more than 10% nor less than 1% of such Participant's Compensation for the Plan Period. A Participant may change the withholding rate of his or her payroll deduction authorization within such limits by delivering a new payroll deduction authorization form to the Company before the next Enrollment Date for which the change is to be effective, (except for participants in the Plan enrolling on or before September 1, 1996, the next Enrollment Date shall be January 1, 1997). A Participant may not change the withholding rate on his or her payroll deduction authorization with respect to a Plan Period at any time after the deadline set forth in the immediately preceding sentence. All amounts withheld in accordance with a Participant's payroll deduction authorization shall be credited to a withholding account for such Participant. No interest shall be payable on withholding accounts.

        Section 7. GRANT OF OPTIONS. Each Participant shall be granted an Option on the first day of each Plan Period to purchase shares of Common Stock. Each Option shall be exercisable on the last business day of the Plan Period for the number of whole shares of Common Stock to be determined by dividing (a) the balance in the Participant's withholding account on the last business day of the Plan Period by (b) the purchase price per share of the Common Stock as determined under Section 8. In no event shall the number of shares with respect to which an Option is granted to a Participant in a Plan Period exceed that number of shares which has an aggregate Fair Market Value (determined on the date of grant) of U.S. $25,000, and the number of shares actually purchased by a Participant in a Plan Period may not exceed this number. The Company shall reduce, on a substantially proportionate basis, the number of shares of Common Stock receivable by each Participant upon exercise of an Option in any Plan Period in the event that the total number of shares then available under the Plan is less than the total number of shares with respect to which all Participants exercise Options in such Plan Period.

        Section 8. OPTION PRICE. The purchase price per share of Common Stock under each installment of each Option shall equal the lesser of (a) 85% of the Fair Market Value per share of Common Stock on the date of grant of the Option or (b) 85% of the Fair Market Value per share of Common Stock on the date on which the Option is exercised.

        Section 9. EXERCISE OF OPTIONS. An employee who is a Participant in the Plan on the last business day of a Plan Period shall be deemed automatically to have exercised the Option granted to him or her for that Plan Period. Upon such exercise, the Company shall apply the entire balance of the Participant's withholding account to the purchase of the maximum number of whole shares of Common Stock as determined under Section 7. For purposes of this Section 9, the balance in the withholding account of a Participant whose salary or wages are not computed in United States dollars shall be converted into United States dollars in accordance with the New York foreign currency exchange rate as reported in THE WALL STREET JOURNAL for the last business day of the Plan Period. The Company shall issue and deliver to the Participant certificates representing shares of Common Stock purchased for a Participant under the Plan as soon as practicable after such shares are purchased; provided, however, that the obligation of the Company to deliver shares of Common Stock shall be postponed for such period of time as may be necessary to register or qualify the purchased shares under the Securities Act of 1933 and any applicable foreign or state securities law.

        A Participant shall possess none of the rights and privileges of a stockholder of the Company with respect to Common Stock purchased under the Plan unless and until certificates representing such shares have been issued. No fractional shares shall be issued upon exercise of an Option. Any balance representing a fractional share remaining in a Participant's withholding account following exercise of an Option shall be carried over and applied toward the purchase of additional stock in the following Plan Period. The cash proceeds received by the Company upon exercise of an Option shall constitute general funds of the Company. Any unexercised Option shall expire and become null and void as of the end of the Plan Period in which such Option was granted.

        Section 10.  WITHDRAWAL FROM THE PLAN OR TERMINATION OF PAYROLL
DEDUCTION AUTHORIZATION.   A Participant who holds an Option under the Plan
shall upon resignation from the Company, be deemed to have canceled such Option. Upon such cancellation, the balance in the Participant's withholding account shall be returned to such Participant and he or she shall cease to be a Participant. Partial cancellation shall not be permitted.

              A Participant may terminate his or her payroll deduction authorization as of any date by written notice delivered to the Company. All amounts withheld up to the date of termination of payroll deduction authorization shall be credited to a withholding account for such Participant. Employee may not reinstitute payroll deduction authorization until the Plan Enrollment Period at least six months after the date of his or her termination of payroll deduction authorization. Partial termination of a payroll deduction authorization shall not be permitted.

              A Participant who terminates payroll deduction authorization during a Plan Period, pursuant to this Section 10 may re-enroll as of any subsequent Enrollment Date on which he or she is an Eligible Employee in accordance with the procedure set forth in Section 6 of this Plan; provided, however, that a Participant shall not be permitted to re-enroll in the Plan until an Enrollment Date that is at least six months after the date of his or her or termination of payroll deduction.

        Section 11. TERMINATION OF EMPLOYMENT. Upon the termination of a Participant's employment with the Company or an Affiliate for any reason, such person shall cease to be a Participant, the unexercised Option held by such Participant under the Plan shall be deemed canceled, the balance of such Participant's withholding account shall be returned to such Participant (or, in the event of the Participant's death, to the executor or administrator of his or her estate) and he or she shall have no further rights under the Plan.

              All Participants shall have the same rights and privileges under the Plan. Notwithstanding the foregoing, nothing in the Plan shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate or in any way interfere with the right of the Company or an Affiliate to terminate the employment of the Participant at any time, with or without cause. Transfers of employment among the Company and its Affiliates and approved leaves of absence not exceeding 90 days shall not be considered termination of employment for purposes of this Plan.

        Section 12. TRANSFERABILITY. An Option granted under the Plan shall not be transferable by the Participant and shall be exercisable only by the Participant.

        Section 13. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. In the event the Company shall effect a split of the Common Stock or declare a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be increased or decreased proportionately, and the Fair Market Value per share of Common Stock as of the date of grant of all outstanding Options shall be adjusted, for purposes of making the determination required by Section 8 of this Plan, in a manner deemed appropriate by the Board of Directors.

              In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization of the Company, including a merger, consolidation or sale of assets, the Board of Directors shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares that are covered by Options theretofore granted under the Plan or that are otherwise subject to the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

        Section 14. AMENDMENT AND TERMINATION OF THE PLAN. Subject to the right of the Board of Directors to terminate the Plan prior thereto, the Plan shall terminate when all or substantially all of the Common Stock reserved for purposes of the Plan has been purchased. No Options may be granted after termination of the Plan. The Board of Directors may alter or amend the Plan but may not without the approval of the shareholders of the Company and of any regulatory authorities having jurisdiction make any alteration or amendment thereof which operates (a) to increase the total number of shares of Common Stock which may be issued under the Plan (other than as provided in Section 13),
(b) to modify the criteria for determining the employees (or class of employees) eligible to receive Options under the Plan or (c) to materially increase benefits accruing under the Plan to Participants who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act").

              No termination or amendment of the Plan shall adversely affect the rights of a Participant under an outstanding Option, except with the consent of such Participant.

        Section 15. REQUIREMENTS OF LAW. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

        Section 16. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective, as of the date of its adoption by the Board of Directors, if it is duly approved at the 1997 annual meeting of stockholders of the Company. The affirmative vote of the holders of at least a majority of the shares of stock of the Company present and voting on the approval of the Plan at the meeting, provided that the total number of shares voting for the proposal represents more than 50% of the total number of shares of stock entitled to vote at such annual meeting, shall be required to approve the Plan. If the Plan is not so approved, the Plan shall terminate, all Options granted hereunder shall be null and void and all shares of Common Stock theretofore issued upon the exercise of Options under the Plan shall be deemed canceled. Certificates representing shares issued to Participants prior to shareholder approval of the Plan shall bear appropriate legends indicating that the shares have been issued contingent upon shareholder approval and are cancelable in the event such approval is not obtained. Upon such cancellation, Participants shall promptly deliver to the Company all certificates representing canceled shares and the Company shall promptly return to the Participants, without interest, all funds obtained from such Participants through payroll deductions and used for the purchase of such shares.

        Section 17. RULE 16b-3 COMPLIANCE. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors adopted under the Exchange Act, some of which conditions are not set forth herein. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                               SOURCE MEDIA, INC.
                              8140 WALNUT HILL LANE
                                   SUITE 1000
                               DALLAS, TEXAS 75231
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints TIMOTHY P. PETERS and MARYANN WALSH, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as directed on the reverse side, all the shares of common stock of SOURCE MEDIA, INC. (the "Company") held of record by the undersigned on April 16, 1997, at the annual meeting of stockholders to be held on May 21, 1997 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR MANAGEMENT'S NOMINEES FOR ELECTION AS DIRECTORS AND FOR EACH OF THE OTHER PROPOSALS SET FORTH ON THE REVERSE SIDE.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


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

                                                              Please mark
                                                              your votes as  /X/
                                                              indicated in
                                                              this example


1.   ELECTION OF DIRECTORS:

            FOR all nominees             WITHHOLD
          listed to the right            AUTHORITY
           (except as marked      to vote for all nominees
            to the contrary)        listed to the right

                  / /                       / /


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

Timothy P. Peters    John J. Reed          Michael Marocco      Robert H. Alter
William S. Bedford   David L. Kuykendall   James L. Greenwald   Robert J. Cresci


2. PROPOSAL TO AMEND THE COMPANY'S 1995 NONQUALIFIED STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS:

               FOR            AGAINST            ABSTAIN
               / /              / /                / /


3.   PROPOSAL TO AMEND THE COMPANY'S 1995 PERFORMANCE EQUITY PLAN:

               FOR            AGAINST            ABSTAIN
               / /              / /                / /


4.   PROPOSAL TO APPROVE THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN:

               FOR            AGAINST            ABSTAIN
               / /              / /                / /


5. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997:

               FOR            AGAINST            ABSTAIN
               / /              / /                / /


6. The above-named attorney and proxy (or his substitute) is authorized to vote in his discretion upon such other business as may properly come before the meeting or any adjournment thereof.

Date:                           , 1997
     ---------------------------

--------------------------------------
              Signature

--------------------------------------
     Signature if held jointly

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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